SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - June 5, 2002


                              IEC Electronics Corp.
             (Exact name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or other jurisdiction of Incorporation)

                                0-6508 13-3458955
           (Commission File Number) (IRS Employer Identification No.)

                   105 Norton Street, Newark, New York 14513
                    (Address of Principal Executive Offices)

                                 (315) 331-7742
              (Registrant's Telephone Number, including Area Code)

Item 5.         Other Events
-------         ------------

     (a) On June 6, 2002, the Company announced a restructuring and a reduction in its Newark, NY workforce. On that day, Thomas W. Lovelock resigned as President, Chief Executive Officer and a director of the Company. Richard L. Weiss, Vice President, Chief Financial Officer and Treasurer, also resigned his positions with the Company. Each elected not to continue in the management of a restructured and downsized company. Mr. Lovelock is available for consultation with the Company through March 31, 2003.

     (b) Effective June 6, 2002, W. Barry Gilbert, Chairman of the Board, was appointed acting Chief Executive Officer, and Bill R. Anderson, Vice President and General Manager, was appointed Chief Operating Officer.

     (c) Effective June 5, 2002, the Company's common stock began trading on The Nasdaq SmallCap Market.


Item 7.         Financial Statements and Exhibits
-------         ---------------------------------

      (c) Exhibits

          99.1 Press Release dated June 6, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    IEC Electronics Corp.
                                                    ---------------------
                                                        (Registrant)

Date:  June 13, 2002                            By: /s/ Bill R. Anderson
                                                    ---------------------
                                                        Bill R. Anderson
                                                        Chief Operating Officer



                                  Page 2 of 2